NUVEEN MULTI-ASSET INCOME FUND

SUPPLEMENT DATED JUNE 30, 2017

TO THE SUMMARY PROSPECTUS DATED JANUARY 19, 2017

Effective immediately, the Fund will no longer allocate assets to Nuveen Asset Management’s Core Dividend Strategy. As a result, Robert C. Doll and Scott M. Tonneson are no longer portfolio managers for the Fund and all references to Nuveen Asset Management’s Core Dividend Strategy are removed from this summary prospectus.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MAIS-0617P